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                                                                    EXHIBIT 10.5

Subordination Agreement

                                                             Date: July 24, 2002

     This Subordination Agreement is made amongst

     Cybex International, Inc., a New York corporation, having a principal place of business at 10 Trotter Drive, Medway, Massachusetts 02053 (hereinafter, the "Borrower"),

     UM Holdings Ltd., a New Jersey corporation with offices at 56 Haddon Ave, Haddonfield, New Jersey 08033 (hereinafter, the "Creditor"), and

     Wachovia Bank, National Association, Fleet National Bank, and Fleet Capital Corporation (hereinafter collectively, the "Lenders") and Wachovia Bank, National Association, as Administrative Agent for the Lenders (the "Agent")

for good and valuable consideration and in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

                               W I T N E S S E T H

     WHEREAS, the Agent, the Lenders and, among others, the Borrower have entered into a certain Amended and Restated Credit Agreement dated as of December 21, 2001 (as amended and in effect the "Credit Agreement"); and

     WHEREAS, on the date hereof, the Creditor made a loan to the Borrower in the principal amount of $500,000; and

     WHEREAS, the incurrence of such indebtedness by the Borrower to the Creditor without the consent of the Agent and the Lenders constitutes an Event of Default under the Credit Agreement; and

     WHEREAS, the Agent and the Lenders are willing to consent to the incurrence of such indebtedness subject to the execution of this Subordination Agreement.

     NOW THEREFORE, it is hereby agreed as follows:

1. The Creditor and the Borrower hereby agree with the Agent and the Lenders that all Junior Debt (defined below) is and shall be subject and subordinate to the Obligations (defined below) of the Borrower to the Agent and the Lenders and to the rights, remedies, powers, privileges, and discretions of the Agent and the Lenders in and to the Collateral.

2. Unless and until this Agreement is terminated by written notice from the Agent, the Creditor shall not

a. demand, accept, or receive from the Borrower any payment or, except as provided in Paragraph 4 hereof, other value on account of the Junior Debt; or

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b. set off, contra, or otherwise apply, all or any part of the Junior Debt towards satisfaction of any obligation of the Creditor to the Borrower; or

c. exercise any of the Creditor's rights, remedies, powers, privileges, and discretions with respect to the Junior Debt, including, without limitation, the acceleration of the time for payment of the Junior Debt; or

d. demand, accept, or receive any collateral for the Junior Debt.

3. Unless and until this Agreement is terminated by written notice from the Agent, the Borrower shall not

a. make any payment or, except as provided in Paragraph 4 hereof, give any value to the Creditor on account of the Junior Debt; or

b. set off, contra, or otherwise apply, all or any part of any obligation of the Creditor to the Borrower towards satisfaction of the Junior Debt; or

c. execute, give, or deliver any collateral for the Junior Debt.

4. Upon the occurrence of any Event of Default under Section 7(e) of the Credit Agreement, the Junior Debt shall be automatically, without any further action or consent of the Borrower, the Agent, the Lenders or the Creditor be converted to shares of common stock of the Borrower at the rate per share equal to the closing price on the American Stock Exchange for such shares on July 24, 2002 and shall thereupon be deemed to have been satisfied in full.

5. The Creditor and the Borrower shall each execute all such further instruments and do such other and further acts as the Agent may request in furtherance of the Agent's and the Lenders' rights hereunder and/or the purposes of this Agreement. The respective obligations of the Creditor and the Borrower hereunder being unique, are specifically enforceable by the Bank.

6. (a) The Creditor hereby designates the Agent as and for the attorney-in-fact of the Creditor to exercise any and all rights, remedies, powers, privileges, and discretions of the Creditor with respect to the Junior Debt. Without limiting the generality of the foregoing, the Agent shall have the right and power to:

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(1) prosecute, defend, compromise, settle, or release any action relating to the
Junior Debt,

(2) file a proof of claim or similar pleading in, participate in the place and stead of the Creditor in, and receive for itself and the Lenders any dividend or distribution on account of, any bankruptcy or insolvency proceeding of the Borrower,

(3) take such other action with respect to the Junior Debt as the Agent may reasonably determine to be necessary to protect and preserve the Agent's and the Lenders' interests therein.

          (b) All of the powers of attorney set forth in this Agreement shall not be affected by any disability or incapacity suffered by the Creditor and shall survive same. All powers conferred on the Agent and the Lenders by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated as provided herein.

          (c) The Agent and the Lenders shall not be obligated to do any of the acts or to exercise any of the powers authorized herein, but if the Agent or the Lenders elect to do any such act or to exercise any of such powers, they shall not be accountable for more than it receives as a result of such exercise of power. The Bank Agent and the Lenders not be liable for any act or omission to act pursuant to this Agreement except for their actual willful misconduct and bad faith.

7. The Agent and the Lenders shall have no duty as to the collection or protection of the Junior Debt or any income or distribution thereon and shall have no duty as to the preservation of any rights pertaining thereto, including, without limitation, any rights against prior parties.

8. In the event that the Creditor receives any payments on account of the Junior Debt, the Creditor shall hold such payments in trust for the Agent and the Lenders and shall not commingle such payments with any other funds of the Creditor. The Creditor shall deliver all such payments to the Agent immediately upon the receipt thereof by the Creditor in the identical form received, duly endorsed to the Agent.

9. The proceeds (if any) received by the Agent and the Lenders on account of the Junior Debt shall be applied towards the Obligations in such order and manner as the Agent and the Lenders determine in their sole discretion. Any such proceeds received by the Agent and the Lenders in excess of the amounts necessary to satisfy the Obligations shall be paid to the Creditor.

10. The Creditor

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a. waives notice of non-payment, presentment, demand, notice, and protest with respect to the Obligations;

b. waives notice of the acceptance of this agreement by the Agent and the Lenders;

c. assents to any extension, renewal, indulgence or waiver, permitted the Borrower and/or any other person liable or obligated for or on the Obligations;

d. authorizes the Agent and the Lenders to alter, amend, cancel, waive, or modify any term or condition of the Obligations and of the obligations of any other person liable or obligated for or on the Obligations, without notice to, or consent from, the Creditor;

e. agrees that no compromise, settlement, or release by the Agent or the Lenders of the Obligations or the Junior Debt or of the obligations of any such other person and no release of any collateral securing the Obligations, and/or securing the obligations of any such other person shall affect the obligations of the Creditor hereunder; and

f. if entitled thereto, waives the right to notice and/or hearing prior to the Agent's and the Lenders' exercising of their rights and remedies hereunder. No action by the Agent or the Lenders which has been assented to herein shall affect the obligations of the Creditor hereunder.

11. The subordination effected hereby shall not be affected by any fraudulent, illegal, or improper act by the Borrower, the Creditor, or any person liable or obligated for or on the Obligations, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Obligations or by the legal incapacity of the Borrower, the Creditor, or any other person liable or obligated for or on the Obligations. All interest and costs of collection with respect to the Obligations for which the Borrower has agreed to be liable shall continue to accrue and shall continue to be Obligations for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance therefor against the Borrower.

12. The books and records of the Agent and the Lenders showing the account with the Borrower shall be admissible in any action or proceeding to enforce this Agreement and shall constitute prima facie evidence and proof of the items contained therein.

13. The Creditor will pay on demand all attorneys' fees and out-of-pocket expenses incurred by the Agent's and the Lenders' attorneys and all costs incurred by the Agent and the Lenders, including, without limitation, costs associated with travel on behalf of the Agent and the

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Lenders, which costs and expenses are directly or indirectly related to the
Agent's or the Lenders' efforts to preserve, protect, collect, or enforce any of the obligations of the Creditor hereunder (whether or not suit is instituted by or against the Agent or any Lender). Nothing contained herein shall be deemed to limit any of the Borrower's obligations to reimburse the Agent and the Lenders for any such costs and expenses in accordance with the terms of the Credit Agreement.

14. The failure of the Creditor or the Borrower to comply with the rterms of this Agreement shall constitute an immediate Event of Default under the Credit Agreement, as to which no grace period shall apply.

15. This Agreement incorporates all discussions and negotiations amongst and between the Borrower, the Creditor, the Agent and the Lenders concerning the subordination effected hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provisions hereof may be altered, amended, waived, cancelled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Agent and the Lenders.

16. The Agent and the Lenders may continue to rely upon this Agreement and the subordination effected hereby with respect to all Obligations which may arise hereafter. The repayment and satisfaction of all of such Obligations shall not terminate this Agreement and the subordination effected hereby as to Obligations which arise thereafter.

17. The rights, remedies, powers, privileges, and discretions of the Agent and the Lenders hereunder (hereinafter, the "Lenders' Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agent and the Lenders in exercising or enforcing any of the Lenders' Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent or the Lenders of any of the Lenders' Rights and Remedies or of any default or remedy under any other agreement with the Borrower shall operate as a waiver of any other default hereunder or thereunder. No waiver by the Agent or the Lenders of any of the Lenders' Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Lenders' Rights and Remedies and all of the Agent's and Lenders' rights, remedies, powers, privileges, and discretions under any other agreement with the Creditor and/or the Borrower shall be cumulative, and not alternative or exclusive, and may be exercised by the Agent and the Lenders at such time or times and in such order of preference as the Agent and the Lenders in their sole discretion may determine.

18. As used herein, the following terms have the following meanings:

     "Obligations" has the meaning set forth in the Credit Agreement.

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     "Junior Debt" includes all liabilities, obligations, and indebtedness now or hereafter owed by the Borrower to the Creditor arising under the loans made or to be made by the Creditor to the Borrower as described in Sections 6.1(h) and 6.1(i) of the Credit Agreement and any renewal, extension or refinancing thereof, including that loan evidenced by a promissory note dated July 24, 2002 in the principal amount of $500,000.

19. This Agreement shall be binding upon the Creditor, the Borrower and their respective heirs, executors, administrators, representatives, successors, and assigns, and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

20. This Agreement shall be governed by the laws of the State of New Jersey. The Creditor and the Borrower each submit to the jurisdiction of the courts of said state for all purposes in connection with this Agreement and their respective relationships with the Agent and the Lenders.

21. The Creditor and the Borrower make the following waiver knowingly, voluntarily, and intentionally and understands that the Agent and the Lenders are relying thereon. THE BORROWER, THE CREDITOR, THE AGENT AND THE LENDERS RESPECTIVELY TO THE EXTENT ENTITLED THERETO, WAIVE ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, THE CREDITOR, THE AGENT OR THE LENDERS, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR A LENDER OR IN WHICH THE AGENT OF A LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, THE CREDITOR, AND/OR THE AGENT AND THE LENDERS.

         The undersigned certify that the undersigned read this Agreement prior to its execution.

                                            UM HOLDINGS LTD.
                                              ("Creditor")
Witness

/s/ Laurie Korth                            By: /s/ Arthur W. Hicks, Jr.
------------------------------------            -------------------------------

                                            Print Name: Arthur W. Hicks, Jr.
                                                        -----------------------

                                            Title: Vice President
                                                   ----------------------------

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Witness

/s/ Laurie Korth                               CYBEX INTERNATIONAL, INC.
------------------------------------
                                                    ("Borrower")


                                               By: /s/ Arthur W. Hicks, Jr.
                                                   -----------------------------

                                               Print Name: Arthur W. Hicks, Jr.
                                                           ---------------------

                                               Title: Vice President
                                                      --------------------------

Witness                                        WACHOVIA BANK, NATIONAL
                                               ASSOCIATION

/s/ Laurie Korth
------------------------------------
                                               By: /s/ Ron R. Ferguson
                                                   ----------------------------

                                               Print Name: Ron R. Ferguson
                                                           ---------------------

                                               Title: Managing Director
                                                      --------------------------

Witness                                        FLEET NATIONAL BANK

/s/ Laurie Korth                               By: /s/ Kevin M. Behan
------------------------------------               -----------------------------

                                               Print Name: Kevin M. Behan
                                                           ---------------------

                                               Title: Vice President
                                                      --------------------------

Witness                                        LEET CAPITAL CORPORATION

/s/ Laurie Korth                               By: /s/ Robert A. Mahoney
------------------------------------               -----------------------------

                                               Print Name: Robert A. Mahoney
                                                           ---------------------

                                               Title: Senior Vice President
                                                      --------------------------

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